EXHIBIT 10.1
                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (the "Agreement") is made as of December 31, 2003, by and between BCDP Holdings, LLP, a Delaware registered limited liability partnership ("Buyer"), Financial Industries Corporation, a Texas corporation ("FIC"), and FIC Financial Services, Inc., a Nevada corporation ("Seller").

                                    RECITALS

     WHEREAS, Seller owns all of the issued and outstanding shares (the "Shares") of the capital stock of: (i) Paragon Benefits, Inc., a Texas corporation ("Paragon Benefits"), which consists of 20,000 shares of common stock, par value $0.10 per share; (ii) The Paragon Group, Inc., a Texas corporation ("Paragon Group"), which consists of 30,000 shares of common stock, par value $0.10 per share; (iii) Paragon National, Inc., a Texas corporation ("Paragon National"), which consists of 20,000 shares of common stock, par value $0.10 per share; (iv) Total Compensation Group Consulting, Inc., a Texas corporation ("TCG"), which consists of 28,313 shares of common stock, par value $0.10 per share; and (v) JNT Group, Inc., a Texas corporation ("JNT" and, together with Paragon Benefits, Paragon Group, Paragon National and TCG, the "Companies"), which consists of 1,000 shares of common stock, par value $1.00 per share;

     WHEREAS, Seller desires to sell the Shares to the Buyer, on the terms and subject to the conditions set forth herein; and

     WHEREAS, the Buyer desires to purchase all of the Seller's right, title and interest to the Shares, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

     Section 1. Purchase and Sale of the Shares.

     1.1 Purchase and Sale; Closing. On the terms and subject to the conditions herein expressed and based on the representations, warranties, covenants and agreements contained herein, Seller hereby sells, transfers and assigns the Shares to Buyer and Buyer hereby purchases the Shares from Seller, all effective concurrently with the execution of this Agreement (the "Closing") and at such place and time as the parties may mutually agree. The purchase price ("Purchase Price") for the Shares shall consist of an amount of cash payable by Buyer equal to one dollar ($1.00), by payment at Closing. The Shares shall be delivered to Buyer at the Closing, free and clear of any and all Encumbrances, other than those restrictions arising from applicable federal and state securities laws.

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     1.2 Closing Deliveries. At the Closing:

     (a) Seller. The Seller shall deliver, or cause to be delivered, to Buyer the following:

          (i) stock certificates duly endorsed to Buyer, or accompanied by stock powers duly endorsed to Buyer, representing the Shares against delivery by Buyer to Seller of the Purchase Price referred to in Section 1.1;

          (ii) evidence satisfactory to Buyer that the liability owed by JNT to Prosperity Bank in the approximate amount of $74,000 has been satisfied in full prior to Closing and any collateral, if any, securing such liability has been released prior to the Closing;

          (iii)evidence satisfactory to Buyer that any intercompany payables or loans owed by the Companies to FIC or any Affiliate of FIC (other than a Company) have been satisfied in full, canceled or transferred to an Affiliate other than a Company prior to Closing;

          (iv) a bill of sale (the "Bill of Sale") to be effective prior to the Closing in the form attached hereto as Exhibit A; and

          (v)  such other  documents,  instruments and certificates as Buyer may
               reasonably   request   in   connection   with  the   transactions
               contemplated by this Agreement.

     (b) Buyer. The Buyer shall deliver, or cause to be delivered, to Seller the following:

          (i)  the Purchase Price by cash;

          (ii) the Bill of Sale; and

          (ii) such other documents,  instruments and certificates as Seller may
               reasonably   request   in   connection   with  the   transactions
               contemplated by this Agreement.

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     Section 2. Representations and Warranties of FIC and Seller. FIC and Seller
hereby represent and warrant, jointly and severally, to Buyer that, as of the date of this Agreement:

     2.1 Organization and Standing. Each Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Texas. Each Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Buyer has been furnished complete and correct copies of the Articles of Incorporation and Bylaws of each of the Companies, each as currently in effect.

     2.2 Authority. The execution, delivery and performance by FIC and Seller of this Agreement and any other documents, instruments and transactions contemplated by this Agreement (collectively, the "Documents") to which either is a party and the consummation by FIC and Seller of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. All corporate action on the part of FIC and Seller and their officers, directors and shareholders necessary for the authorization, execution and delivery of the Documents, and the performance of all obligations of FIC and Seller hereunder and thereunder has been taken. The Documents have been duly executed and delivered by FIC and Seller and when executed and delivered by the other parties thereto will constitute valid and legally binding obligations of FIC and Seller enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent indemnification provisions contained herein or in any Document may be limited by applicable federal or state securities laws.

     2.3 Noncontravention; Required Consents. The execution, delivery and performance by FIC and Seller of the Documents do not and will not violate, conflict with or result in the breach or default of any provision of FIC's or the Seller's Articles of Incorporation or Bylaws. The execution, delivery and performance by FIC and Seller of the Documents do not and will not (a) conflict with or violate any law or Governmental Order applicable to FIC or Seller or any of their respective properties or assets, except in each case for any conflicts or violations which would not reasonably be expected to have a material adverse effect on the business of the Companies, (b) require any consent, approval, authorization or other order of, action by, registration or filing with or declaration or notification to any Governmental Authority or any other party, except where such failure to obtain such consent or make such filing would not reasonably be expected to have a material adverse effect on the business of the Companies, or (c) conflict with, result in any violation or breach of, constitute a default (or event which with the giving of notice, or lapse of time or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of FIC's, Seller's, or the Companies' respective assets, or result in the imposition or acceleration of any payment, time of payment, vesting or increase in the amount of compensation or benefit payable, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license or permit, or franchise to which FIC, Seller, or a Company is a party or by which their respective assets are bound, except in each case for any conflicts, violations, defaults, acceleration or termination which would not reasonably be expected to have a material adverse effect on the business of the Companies.

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     2.4 Ownership of the Company Stock.

     (a) The authorized capital stock of Paragon Benefits is 1,000,000 shares of common stock, par value $0.10 per share, of which 20,000 shares are issued and outstanding as of the date hereof; the authorized capital stock of Paragon Group is 1,000,000 shares of common stock, par value $0.10 per share, of which 30,000 shares are issued and outstanding as of the date hereof; the authorized capital stock of Paragon National is 1,000,000 shares of common stock, par value $0.10 per share, of which 20,000 shares are issued and outstanding as of the date hereof; the authorized capital stock of TCG is 500,000 shares of common stock, par value $0.10 per share, of which 28,313 shares are issued and outstanding as of the date hereof (consisting of 16,110 shares of Class A Common Stock, 3,890 shares of Class B Common Stock, 2,222 shares of Class C Common Stock, 2,778 shares of Class D Common Stock, 2,778 shares of Class E Common Stock, and 535 shares of Class F Common Stock), and 500,000 shares of preferred stock, par value $0.10 per share, of which no shares are issued and outstanding; and the authorized capital stock of JNT is 1,000,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding as of the date hereof. The Seller constitutes the sole shareholder of the Companies. Upon the consummation of the transactions contemplated hereby, Buyer will own 100% of the issued and outstanding shares of capital stock of the Companies. No Person has any preemptive right to purchase any shares of capital stock or any other securities of the Companies, other than the shareholders of JNT who have preemptive rights to purchase shares of capital stock of JNT pursuant to the Articles of Incorporation of JNT and applicable state law. There are no outstanding securities or other instruments of the Companies which are convertible into or exchangeable for any shares of capital stock of the Companies and there are no commitments to issue such securities or instruments or otherwise make a Person a shareholder of a Company (except the Buyer pursuant to this Agreement). There is no existing option, warrant, right, call, or commitment of any character granted or issued by any Company governing the issuance of any shares of capital stock of such Company or any "phantom" securities giving the holder thereof any economic attributes of ownership.

     (b) The Seller holds of record and owns beneficially the Shares. The Shares are fully paid and non-assessable and, except for any right of the Buyer under this Agreement, are free and clear of all Encumbrances, demands, preemptive rights and adverse claims of any nature, other than transfer restrictions under federal and state securities laws. Seller has full voting power over all Shares, and is subject to no proxy, shareholders' agreement, voting trust or other agreement relating to the voting of any of the Shares. There is no agreement between the Seller and any other Person with respect to the disposition of the Shares. Upon the Closing, the Seller will have transferred record and beneficial ownership of the Shares to the Buyer.

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     2.5 Financial Statements.  The unaudited balance sheets and profit and loss statements for the Companies as of November 30, 2003 are set forth on Exhibit B attached hereto (the "Company Financial Statements"). To the Knowledge of FIC and Seller, the Company Financial Statements (including any notes thereto) present fairly the financial condition of the Companies as of the date thereof and the results of its operations for the period then ended. To the Knowledge of FIC and Seller, there has been no material change in the financial condition or results of operations of the Companies since November 30, 2003 which would reasonably be expected to have a material adverse effect on the business of the Companies, taken as a whole.

     2.6 Assets.  The  Companies,  in the  aggregate,  have at least one hundred
thirty  seven  thousand  five  hundred  dollars   ($137,500)  of  cash  or  cash
equivalents (including checks outstanding), free and clear of all Encumbrances.

     2.7 No Brokers. There are no brokers, financial advisors or finders or other Persons who have any valid claim against Seller or the Companies, or any of their respective assets for a commission, finders' fee, brokerage fee, advisory fee or other similar fee in connection with this Agreement, or the transactions contemplated hereby, by virtue of any actions taken by or on behalf of the Companies, Seller or the Companies' officers, employees or agents.

     2.8 No Subsidiaries. No Company has any Subsidiary.

     Section 3. Representations of Buyer. Buyer represents and warrants to FIC and Seller that:

     3.1 Authority. Buyer is duly formed, validly existing and in good standing under the laws of the State of Delaware, and has full organizational power and authority to execute, deliver and perform this Agreement and any other Documents to which it is a party. The execution, delivery and performance by Buyer of this Agreement and any other Documents to which Buyer is a party and the consummation by Buyer of the transactions contemplated hereby and thereby, have been duly authorized by all necessary partnership action. All partnership action on the part of Buyer and its partners necessary for the authorization, execution and delivery of the Documents, and the performance of all obligations of Buyer hereunder and thereunder, has been taken. The Documents have been duly executed and delivered by Buyer and when executed and delivered by the other parties thereto will constitute valid and legally binding obligations of Buyer enforceable in accordance with their respective terms, except that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights and remedies generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

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     3.2  Noncontravention;  Required  Consents.  The  execution,  delivery  and performance by Buyer of the Documents do not and will not violate, conflict with or result in the breach or default of any provision of Buyer's Statement of Qualification as a Limited Liability Partnership or Partnership Agreement. The execution, delivery and performance by Buyer of the Documents do not and will not (a) conflict with or violate any law or Governmental Order applicable to Buyer or any of its properties or assets, except in each case for any conflicts or violations which would not reasonably be expected to have a material adverse effect on the Buyer's business, (b) require any consent, approval, authorization or other order of, action by, registration or filing with or declaration or notification to any Governmental Authority or any other party, except where such failure to obtain such consent or make such filing would not reasonably be expected to have a material adverse effect on the Buyer's business or (c) conflict with, result in any violation or breach of, constitute a default (or event which with the giving of notice, or lapse of time or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of Buyer's assets, or result in the imposition or acceleration of any payment, time of payment, vesting or increase in the amount of compensation or benefit payable, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license or permit, or franchise to which Buyer is a party or by which its assets are bound, except in each case for any conflicts, violations, defaults, acceleration or termination which would not reasonably be expected to have a material adverse effect on Buyer's business.

     3.3 No Brokers. There are no brokers, financial advisors or finders or other Persons who have any valid claim against Buyer, or any of its assets for a commission, finders' fee, brokerage fee, advisory fee or other similar fee in connection with this Agreement, or the transactions contemplated hereby, by virtue of any actions taken by or on behalf of the Buyer or the Buyer's officers, employees or agents.

     3.4 Investment Experience. Buyer and each of the partners thereof is knowledgeable, sophisticated and experienced in business and financial matters of the type contemplated by this Agreement, is able to evaluate the risks and merits of an investment in the Shares and is financially able to bear the risks thereof.

     3.5 Company Information. Buyer and each of the partners thereof has been afforded access to information regarding the Companies sufficient to enable them to evaluate the risks and merits of purchasing the Shares and executing this Agreement and consummating the transactions contemplated hereby. The offering of the Shares to Buyer was made only through direct, personal communication between Seller and Buyer and the partners thereof or their duly authorized representatives and not through any public solicitation or advertising.

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     3.6 Restricted Securities.  Buyer acknowledges that (i) the Shares have not been registered under the Securities Act or the securities or "blue sky" laws of any state or other domestic or foreign jurisdiction, (ii) the Shares may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement thereunder or an applicable exemption therefrom and (iii) the certificates evidencing the Shares shall contain a legend or legends indicating applicable transfer restrictions.

     3.7 Purchase for Own Account. Buyer is acquiring the Shares for investment, and not with a view towards their public offering or distribution. Buyer understands that it must bear the economic risk of such investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from such registration is available, and that Seller is not aware of any present intentions of the Companies to register the Shares. Buyer further understands that there is no assurance that an exemption from the Securities Act will be available or, if available, that such exemption will allow the Buyer to dispose of or otherwise transfer any or all of the Shares under the circumstances, in the amounts or at the times the Buyer might propose.

     Section 4. Covenants and Agreements.

     4.1 Reporting. FIC, Seller and Buyer agree to report for tax, financial accounting, SEC and all other purposes that the Purchase Price reflects the current value of the Shares and the sole consideration for the Shares.

     4.2 JNT Transition.

          (a) FIC, Seller and Buyer will devote commercially reasonable resources necessary to complete their respective responsibilities under the JNT Transition Plan attached hereto as Exhibit C (the "JNT Transition Plan") by January 31, 2004.

          (b) Buyer acknowledges that on and after the Closing, neither Seller nor FIC shall have any obligations with respect to the Companies and the operations thereof other than as set forth in Section 4.2(a).

     4.3 Flip Protection.

          (a) Upon (i) a sale of more than 50% of the equity securities of any Company by means of any transaction or series of transactions (including, without limitation, any reorganization, merger or consolidation) to any Person (other than an Affiliate of such Company) or any Persons, acting together, which would constitute a "group" (as such term is defined in Rule 13d-5 promulgated under the Exchange Act), (ii) a sale of all or substantially all of the assets of any Company to any Person (other than an Affiliate of such Company) or any Persons, acting together, which would constitute a "group" (as such term is defined in Rule 13d-5 promulgated under the Exchange Act) or (iii) an acquisition of the voting control of a Company (i.e., the ability to elect a majority of the members of the Board of Directors of a Company) by any Person (other than an Affiliate of such Company) or any Persons, acting together, which would constitute a "group" (as such term is defined in Rule 13d-5 promulgated under the Exchange Act) by means of any transaction or series of transactions (including, without limitation, any reorganization, merger or consolidation), that is consummated prior to January 31, 2005, Buyer shall pay Seller at the closing of such transaction fifty percent (50%) of the proceeds therefrom (net of fees and expenses incurred by Buyer in respect of such transaction). Seller agrees and acknowledges that Buyer intends to convert the Companies into limited partnerships owned directly and indirectly by Buyer as soon as practicable after the Closing and that this Section 4.3(a) shall not apply to such conversions.

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          (b)  Notwithstanding  the terms of Section 4.3(a),  upon (i) a sale of more than 50% of the equity securities of any Company by means of any transaction or series of transactions (including, without limitation, any reorganization, merger or consolidation) to Industrial-Alliance Pacific Life Insurance Company ("IAP") or any Affiliate thereof, (ii) a sale of all or substantially all of the assets of any Company to IAP or any Affiliate thereof or (iii) an acquisition of the voting control of a Company (i.e., the ability to elect a majority of the members of the Board of Directors of a Company) by IAP by means of any transaction or series of transactions
     (including,    without   limitation,   any   reorganization,    merger   or
     consolidation) that is consummated prior to June 30, 2006, Buyer shall pay Seller at the closing of such transaction fifty percent (50%) of the proceeds therefrom (net of fees and expenses incurred by Buyer in respect of such transaction).

     4.4 COBRA. As of the Closing, the participation by employees of the Companies in each Benefit Plan sponsored by FIC shall terminate. FIC and Seller will comply with the applicable continuation coverage requirements for its Benefit Plans, including (a) Section 4980B of the Internal Revenue Code of 1986, as amended and Sections 601 through 608, inclusive, of the Employment Retirement Income Security Act of 1974 and (b) any applicable state statutes mandating health insurance continuation coverage for employees.

     4.5 Earl Johnson. FIC and Seller acknowledge that the Buyer or any of the Companies may employ Earl Johnson after the Closing. FIC, Seller and Buyer acknowledge that Earl Johnson has made certain claims against FIC and Seller, including certain claims arising out of Earl Johnson's employment agreement between him and Seller. If the Buyer or any of the Companies employs Earl Johnson after the Closing, FIC and Seller agree, without waiving any rights related to Earl Johnson, that neither will sue Buyer or any of the Companies hiring Earl Johnson as an employee or independent contractor with respect to any matters arising out of Earl Johnson's employment with Seller.

     4.6 Taxes.

          (a) Seller shall prepare and file (or cause to be prepared and filed) all returns of and forms required to be filed with respect to the Companies for any taxable period ending on or before the Closing and shall pay all Taxes related thereto. Buyer shall prepare and file (or cause to be prepared and filed) all returns and forms required to be filed with respect to the Companies for any taxable period ending after the Closing, and pay (or cause to be paid) all Taxes which accrue with respect to the Companies for any taxable period ending after the Closing.

          (b) Seller shall pay and shall indemnify and hold harmless Buyer against any and all Taxes of or payable by the Companies attributable to operations, acts or omissions of the Companies prior to and through the Closing.

          (c) Buyer shall pay and shall indemnify and hold harmless Seller against any and all Taxes of or payable by the Companies attributable to operations, acts or omissions of Buyer or the Companies after the Closing.

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          (d) Seller shall be entitled to receive all refunds of federal  income taxes of the Companies (and any interest thereon) with respect to all periods through the Closing (the "Pre-Closing Period"), unless any such refunds are carried as an asset by the Company on the Closing, and all refunds of state or local income or franchise taxes of the Companies (and any interest thereon) with respect to periods ending on or prior to the Closing. Buyer shall pay to Seller within five business days after receipt thereof any such refunds received by Buyer.

          (e) Buyer shall be entitled to all refunds of federal income taxes of the Companies with respect to all periods ending after the Closing (the "Post-Closing Period") (and any interest thereon), and all refunds of state or local income or franchise taxes of the Companies with respect to periods ending after the Closing (and any interest thereon). Seller shall pay to Buyer within five business days after receipt thereof any such refunds received by Seller.

     Section 4.7. Computer Transition. Seller shall provide computer network support and hosting at no charge to Buyer to allow for an "orderly transition of the computer networks and websites to Buyer." For purposes of the foregoing, an orderly transition of the computer networks and websites shall be deemed to have been completed, and the obligations of Seller under this Section 4.7 shall be deemed to have been satisfied, upon (i) the transfer to Buyer of all of the equipment and software set forth on Exhibit A to the Bill of Sale, including full and complete control of software and hardware, and (i) the transfer of all computer files of Buyer from Seller's equipment to Buyer's equipment. Such transition shall be completed as soon as administratively feasible, but shall not occur later than January 31, 2004.

     Section 4.8. Vacate Property. Buyer shall cause the Companies to completely vacate the property located at 6500 River Place Blvd., Building Four-Suite 201, Austin, Texas 78730 no later than March 31, 2004.

     Section 5. Indemnification.

     5.1 Survival. The representations, warranties, covenants and other agreements of the parties contained herein or in any Document shall survive the Closing for a period of two (2) years following the Closing Date (the "Survival Period"), except for the covenants and other agreements set forth in Sections 4.5, 4.6, 5.2(c), 5.3(b) and 5.4 which shall survive indefinitely and the covenants and other agreements set forth in Section 4.3 which shall survive as set forth therein.

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     5.2  Indemnification  by FIC and Seller.  (a) FIC and  Seller,  jointly and severally, shall indemnify Buyer and its affiliates, partners, principals, officers, directors, managers, members, employees, independent contractors,
agents,   representatives,   and  other  similarly  situated  parties,  and  the
successors, heirs and personal representatives of any of them (collectively, "Buyer Indemnified Parties"), against and hold them harmless from one hundred percent of any and all damage, claim, loss, liability and expense (including, without limitation, reasonable expenses of investigation and attorneys' fees and
expenses)   (collectively,   "Damages")   incurred  or  suffered  by  any  Buyer
Indemnified   Party   arising   out  of  or   relating  to  any  breach  of  any
representation, warranty, covenant or other agreement of FIC or Seller contained herein or in any Document, that is asserted in writing to FIC or Seller prior to the expiration of the Survival Period. Notwithstanding the provisions of this
Section 5.2(a), the maximum liability of FIC and Seller under this Section 5.2(a) shall be the Purchase Price (other than (i) Damages arising under Section 2.6, (ii) Damages arising under Section 4, (iii) Damages arising out of the liability owed by JNT to Prosperity Bank in the approximate amount of $74,000 and (iv) Damages arising out of any intercompany payable or loan amount owed to FIC or any Affiliate thereof (other than the Companies)).

     (b) In addition to the provisions of Section 5.2(a), FIC and Seller, jointly and severally, shall indemnify the Buyer Indemnified Parties against and hold them harmless from seventy five percent of any and all Damages (other than Damages for which the Buyer Indemnified Parties are entitled to full indemnification under Section 5.2(a)) incurred or suffered by any Buyer Indemnified Party arising out of or relating to the operations of JNT from the period commencing on October 1, 2003 and ending on the date hereof that are asserted in writing to FIC or Seller prior to the expiration of the Survival Period; provided, however, that such indemnity obligation of FIC and Seller under this Section 5.2(b) shall not exceed in the aggregate one hundred thousand dollars ($100,000.00).

     (c) FIC and Seller, jointly and severally, shall indemnify the Buyer Indemnified Parties against and hold them harmless from any and all Damages incurred or suffered by any Buyer Indemnified Party arising out of or relating to any claim, demand, action or cause of action of whatever kind, character and description, brought by Earl Johnson or on his behalf in connection with that certain Employment Agreement, dated as of May, 2003, by and between Earl Johnson and Seller.

         5.3      Indemnification by Buyer.

     (a) Buyer shall indemnify Seller and its affiliates (including, without limitation, FIC), partners, principals, officers, directors, managers, members, employees, independent contractors, agents, representatives, and other similarly situated parties, and the successors, heirs and personal representatives of any of them (collectively, the "Seller Indemnified Parties"), against and hold them harmless from any and all Damages incurred or suffered by any Seller Indemnified Party arising out of or relating to any breach of any representation, warranty, covenant or other agreement of Buyer contained herein or in any Document, or the application of the indemnification covenant of Section 4.5 herein, that is asserted in writing to Buyer prior to the expiration of the Survival Period. Notwithstanding the provisions of this Section 5.3, the maximum liability of Buyer under this Section 5.3(a) shall be the Purchase Price.

     (b) Buyer shall indemnify the Seller Indemnified Parties (including, without limitation, FIC) against and hold them harmless from any and all Damages incurred or suffered by any Seller Indemnified Party arising out of or relating to any claim, demand, action or cause of action of whatever kind, character and description, brought by Arthur Howard or on his behalf arising from or relating to services allegedly provided by Arthur Howard to FICFS or any of the Companies in connection with that certain Consulting Agreement, dated as of June 1, 2003, by and between Arthur Howard and TCG.

     5.4 Indemnification; Notice and Settlements. A party seeking indemnification pursuant to Sections 5.2 or 5.3 (an "Indemnified Party") with respect to a claim, action or proceeding initiated by a Person who is not a Buyer Indemnified Party or a Seller Indemnified Party shall give prompt written notice to the party from whom such indemnification is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder; provided that the failure to give such notice shall not affect the Indemnified Party's rights to indemnification hereunder, unless such failure shall prejudice in any material respect the Indemnifying Party's ability to defend such claim, action or proceeding. The Indemnifying Party shall have the right to assume the defense of any such action or proceeding at its expense. If the Indemnifying Party shall elect not to assume the defense of any such action or proceeding, or fails to make such an election within 20 days after it receives such notice pursuant to the first sentence of this Section 5.4, the Indemnified Party may assume such defense at the expense of the Indemnifying Party. The Indemnified Party shall have the right to participate in (but not control) the defense of an action or proceeding defended by the Indemnifying Party hereunder and to retain its own counsel in connection with such action or proceeding, but the fees and expenses of such counsel shall be at the Indemnified Party's expense unless (i) the Indemnifying Party and the Indemnified Party have mutually agreed in writing to the retention of such counsel or (ii) the named parties in any such action or proceeding (including impleaded parties) include the Indemnifying Party and the Indemnified Party, and representation of the Indemnifying Party and the Indemnified Party by the same counsel would create a conflict (in which case the Indemnifying Party shall not be permitted to assume the defense of such claim, action or proceeding); provided that, unless otherwise agreed by the Indemnifying Party, if the Indemnifying Party is obligated to pay the fees and expenses of such counsel, the Indemnifying Party shall be obligated to pay only the fees and expenses associated with one attorney or law firm (plus local counsel as required), as applicable, for the Indemnified Party. An Indemnifying Party shall not be liable under Section 5.2 or 5.3 for any settlement effected without its written consent, of any claim, action or proceeding in respect of which indemnity may be sought hereunder.

          Section 6. Definitions.

     Unless otherwise stated in this Agreement, the following capitalized terms have the following meanings:

     "Affiliate" means, with respect to any Person, any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department that directly or indirectly controls, is controlled by, or is under common control with such Person. For the purposes of this definition, the term "control" means (a) the power to direct or cause the direction of management or policies of such Affiliate, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, or (b) the power substantially to influence the direction of strategic management policies of such Affiliate.

     "Benefit Plan" means any pension, profit-sharing, deferred compensation, retirement, medical, insurance or other plan or arrangement providing benefits to any employee, including without limitation any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

     "Encumbrance"  means  any  security  interest,   pledge,   mortgage,   lien
(including tax liens), charge, encumbrance, easement, adverse claim, adverse preferential arrangement, restriction or defect in title.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Governmental Authority" means any United States federal, state or local government or any foreign government, any governmental, regulatory, legislative, executive or administrative authority, agency or commission or any court, tribunal, or judicial body.

     "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

     "Knowledge" means actual knowledge.

     FIC or Seller will be deemed to have "Knowledge" of a particular fact or other matter if any individual (other than Scott Bell, Mike Cochran, Wayne Deselle, Chris Murphy, John Pesce, Earl Johnson, William Tedrow and Sheryl Kinlaw) who is serving, or who has at any time served, as a director or officer of FIC or Seller (or in any similar capacity) has, or at any time had, actual knowledge of that fact or other matter.

     "Permitted Encumbrances" means (a) Encumbrances for taxes and other governmental charges and assessments which are not yet due and payable, (b)
Encumbrances of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like Encumbrances arising in the ordinary course of business for sums not yet due and payable and (c) other Encumbrances or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Encumbrance or imperfection.

     "Person" means any individual, corporation, limited liability company, partnership, limited partnership, association, trust or any other entity or organization of any kind or character, including a governmental authority.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Subsidiary" means any sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department which is under the control of a Company.

     "Taxes" means all federal, state, county, local or other taxes, charges, levies or other assessments of any kind whatsoever, including without limitation, (a) income, accumulated earnings, franchise, excise, sales, use, gross receipts, ad valorem, profits, real or personal property, capital stock, license, payroll, withholding, employment, workers' compensation, social security, transfers and gains taxes, and (b) interest, penalties, additions to tax and any similar impositions with respect thereto.

     Section 7. Miscellaneous.

     7.1 Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the permitted respective successors, assigns, heirs, executors and administrators of the parties hereto.

     7.2 Entire Agreement. This Agreement, including all schedules and exhibits hereto, embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings relating to such subject matters, with exception of the Agreement and Releases entered into as of the date hereof and the Bill of Sale.

     7.3 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered by telecopy shall be considered for all purposes to be the same as original signatures.

     7.4 Severability. If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable.

     7.5 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, irrespective of any conflict-of-laws rule or principle of any jurisdiction that might refer the governance or construction of this Agreement to the laws of any other jurisdiction. This Agreement can be performed in whole or in part in Travis County, Texas, and venue for any action relating to this Agreement shall be proper only in federal or state courts located within Travis County, Texas. Each party agrees that it must bring any action related to this Agreement or any other Document only in the federal or state courts located within Travis County, Texas.

     7.6 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and delivered, transmitted or mailed (with all postage and charges prepaid), addressed to the recipient at the address provided below, or at such other address as any party may from time to time designate by written notice to the other parties given in accordance with this Section 7.6. Any such notice, if personally delivered or transmitted by facsimile, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this
Section 7.6.


                Buyer:          BCDP Holdings, LLP
                                4201 Bee Cave Road, Suite C-101
                                Austin, Texas 78746
                                Attn: Scott A. Bell

                FIC:            Financial Industries Corporation
                                6500 River Place Blvd., Building One
                                Austin, Texas 78730
                                Attn: Gene Payne and Ted Fleron

                Seller:         FIC Financial Services, Inc.
                                6500 River Place Blvd., Building One
                                Austin, Texas 78730
                                Attn: Ted Fleron

     7.7 Further Assurances. Each party of this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be reasonably necessary to appropriately carry out the intent and purposes of this Agreement and the other Documents and to consummate the transactions contemplated. Each party will use its good faith efforts to carry out and comply with the provisions of this Agreement.

     7.8 No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

                            [Signature page follows]

                                 SIGNATURE PAGE
                                       TO
                            STOCK PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the day and year first above written.



BUYER:                                         BCDP HOLDINGS, LLP


                                               By: /S/ Scott A. Bell
                                                  _____________________________
                                                  Scott A. Bell
                                                  Partner


FIC:                                           FINANCIAL INDUSTRIES CORPORATION


                                               By:  /s/ Theodore A. Fleron
                                                  _____________________________
                                                  Theodore A. Fleron
                                                  Vice President and Secretary


SELLER:                                        FIC FINANCIAL SERVICES, INC.


                                               By:   /s/ Theodore A. Fleron
                                                  _____________________________
                                                  Theodore A. Fleron
                                                  Secretary

                                    EXHIBIT A
                      BILL OF SALE AND ASSIGNMENT AGREEMENT

     This BILL OF SALE AND ASSIGNMENT AGREEMENT (this "Agreement"), is entered into as of December 30, 2003, by and among PARAGON NATIONAL, INC., a Texas corporation ("Paragon"), FINANCIAL INDUSTRIES CORPORATION, a Texas corporation ("FIC"), and FIC FINANCIAL SERVICES, INC., a Nevada corporation ("FICFS").

                              W I T N E S S E T H:

     WHEREAS, to induce BCDP Holding, LLP, a Delaware limited liability partnership ("BCDP"), to enter into a stock purchase agreement pursuant to which FIC and FICFS will sell, and BCDP will purchase, all of the shares of capital stock of Paragon, Paragon Benefits, Inc., a Texas corporation, The Paragon Group, Inc., a Texas corporation, Total Compensation Group Consulting, Inc., a Texas corporation, and JNT Group, Inc., a Texas corporation, FICFS and FIC desire to enter into this Agreement to convey to Paragon certain assets of FICFS and FIC currently located at 6500 River Place Blvd., Building Four-Suite 201, Austin, Texas 78730;

     NOW, THEREFORE, in consideration of the premises, the terms and conditions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Definitions.

     "Encumbrance" shall mean any security interest, pledge, mortgage, lien (including tax liens), charge, encumbrance, easement, adverse claim, adverse preferential arrangement, restriction or defect in title.

     "Licensed Assets" shall mean the assets of FIC and FICFS currently located at 6500 River Place Blvd., Building Four-Suite 201, Austin, Texas 78730 (including, without limitation, computers, including work stations, laptop computers and file servers) that contain Software that is licensed to FIC and/or FICFS under an enterprise license.

     "Permitted Encumbrances" shall mean (a) Encumbrances for taxes and other governmental charges and assessments which are not yet due and payable, (b)
Encumbrances of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like Encumbrances arising in the ordinary course of business for sums not yet due and payable and (c) other Encumbrances or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Encumbrance or imperfection.

     "Software"   shall  mean  Microsoft   Windows  XP,   Microsoft  Office  XP,
Papervision, McAfee Antivirus or Quickbooks Premier Network Edition.

     SECTION 2. Assignment. FIC and FICFS do hereby convey, transfer and assign, to Paragon all right, title and interest in and to the assets currently located at 6500 River Place Blvd., Building Four-Suite 201, Austin, Texas 78730 (free and clear of all Encumbrances, except for Permitted Encumbrances) which shall include the assets set forth on Exhibit A attached hereto and exclude (i) the assets set forth on Exhibit B attached hereto and (ii) the Licensed Assets. Notwithstanding the foregoing, any asset that is a fixture or that is not physically located at 6500 River Place Blvd., Building Four-Suite 201, Austin, Texas 78730 as of the date hereof shall not be conveyed, transferred or assigned to Paragon pursuant to this Agreement.

     SECTION 3. Convent to Assign. FIC and FICFS shall convey, transfer and assign to Paragon all right, title and interest in and to each Licensed Asset upon the receipt by FIC or FICFS on or prior to February 15, 2004 of a certificate executed by an authorized officer of Paragon certifying that such Licensed Asset no longer contains Software that is licensed to FIC or FICFS under an enterprise license, together with evidence reasonably satisfactory to FIC and FICFS of the removal and/or replacement of such software. Any Licensed Asset that contains software that is licensed to FIC and/or FICFS under an enterprise license on February 15, 2004 shall be promptly delivered to FIC at the sole expense of Paragon. FIC and FICFS agree to provide a list of each Licensed Asset to Paragon on or before January 9, 2004 and the Software contained therein.

     SECTION 4. Disclaimer of Warranty. EXCEPT AS IS EXPRESSLY SET FORTH HEREIN, NEITHER FIC NOR FICFS MAKES ANY REPRESENTATION OR WARRANTY AS TO ANY MATTER, EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WARRANTY AGAINST INFRINGEMENT OR ANY OTHER WARRANTY AS TO THE CONDITION OR OPERATION OF ANY OF THE ASSETS CONVEYED, TRANSFERED AND ASSIGNED PURSUANT TO THIS AGREEMENT.

     SECTION 5. Further Assurances. FIC and FICFS hereby each agree that it and its successors shall execute, deliver, acknowledge, file and record, or cause to be executed, delivered, acknowledged, filed and recorded, any and all such further bills of sale, deeds, general conveyances, endorsements, assignments, confirmations and other good and sufficient instruments of conveyance, transfer and assignment as Paragon or its successors or assigns shall reasonably request in order to complete, insure and perfect the conveyance, transfer and assignment of any assets hereby conveyed, transferred and assigned.

     SECTION 6. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the principles of conflicts of law thereof, except to the extent that mandatory principles of conflicts of law require the application of the laws of another jurisdiction wherein any of the properties, assets and interests hereby conveyed, transferred, assigned and contributed or intended so to be are located to determine the validity or effect of the conveyance, transfer, assignment and contribution thereof.

     SECTION 8. Severability. In the event any provision contained herein shall be held to be invalid, illegal or unenforceable for any reason, the invalidity, illegality or unenforceability thereof shall not affect any other provision hereof, and, to the extent permitted by law, this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     SECTION 9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.



                                        PARAGON NATIONAL, INC.



                                        By:
                                        Name:
                                        Title:



                                        FINANCIAL SERVICES CORPORATION




                                        By:
                                             Theodore A. Fleron
                                             Vice President and Secretary




                                        FIC FINANCIAL SERVICES, INC.



                                        By:
                                             Theodore A. Fleron
                                             Secretary

                                   EXHIBIT A
                                TO BILL OF SALE


            River Place Point IV, Suite 201, 6500 River Place Blvd.

Note: to the extent there is any overlap between items in this inventory, only one such item will be included in the inventory (e.g., Mike Cochran's office shows a computer below, but is also listed in the inventory of computers)

Teresa Bly's office                             Spare office

1-Desk                                          2-Desk
1-Maroon Chair                                  1-Maroon Chair
2-Black Guest Chairs                            1-Black Chair
1-Book Shelf                                    1-Vert. 4 Drawer File
1-2 Drawer Lat. File                            1-Book Shelf
1-Computer                                      1-Computer Desk
1-Telephone/Paragon                             3-Monitor
2-Prints                                        3-Towers
4-Plants                                        3-Keyboards
1-Stamp Machine                                 1-2 Drawer Lat. File
                                                1-Fax Machine
                                                1-Binding Maching


JEM File Room                                   Open Room

1-Maroon Chair                                  1-4 Draw. Vert. File
1-Pink Chair                                    1-Black Book Shelf
7-Black 4 Draw. Lat File                        1-Work Station (DA)
                                                1-Computer Table


Hallway In Front of Chris Murphy's Office       Chris Murphy's Office

1-Dray Erase Board                              1-Desk
1-Print                                         1-Maroon Chair
                                                3-Black Guest Chairs
                                                2-Telephones (JEM/Para)
                                                1-2 Draw. Lat. File
                                                1-Bookshelf
                                                5-Prints
                                                4-Plants
                                                1-Plant Table
                                                1-Round Guest Table

                                 EXHIBIT A
                                TO BILL OF SALE


            River Place Point IV, Suite 201, 6500 River Place Blvd.

Note: to the extent there is any overlap between items in this inventory, only one such item will be included in the inventory (e.g., Mike Cochran's office shows a computer below, but is also listed in the inventory of computers)


Lane's Office                                   Paragon/TCG File Room

1-Desk                                          10-Black 4 Draw. Lat File
1-Maroon Chair                                  1-Cream 4 Drw Lat File
1-2 Draw. Lat File                              1-Cream 4 Drw Vert File
1-Bookshelf                                     1-(2) Step Stool/Ladder
1-Black Guest Chair
1-Blue Leather Guest Chair


Jamie Barraza Office                            Sharon Schweihs Office

1-Black 4 Drw Vert File                         2-Black Guest Chairs
1-Credenza                                      1-Bookshelf
1-Desk                                          1-Desk
1-Maroon Chair                                  1-Phone (JEM)
2-Blue/Leather Guest Chair                      1-Adding Machine
1-Phone (JEM)                                   1-Credenza
1-Dry Erase Board                               1-Maroon Chair
1-Book Shelf                                    1-Gray Chair


Hallway in Front of                             Formerly Rylee
 Jamie Barraza's Office                         Wegmann's Office

1-Laser Printer                                 1-Bookshelf
1-Fax Machine/TCG                               1-Desk
1-Fax Machine/JEM                               1-Credenza
                                                1-Computer
                                                2-Black Guest Chairs
                                                1-Black 4 Drawer Lateral File
                                                1-Paper Shredder
                                                1-Dry Erase Board
                                                1-Fax/Printer
                                                2-Black Leather Desk Chair
                                                 (From Pat's Conf. Room)
                                                1-Plastic Storage Bin
                                                1-Cream Metal Cab
                                                1-Bulletin Board
                                                1-Telephone (JEM)


Side Reception Area                             Scott Bell Office

1-Maroon Chair                                  1-Desk
1-Gray Chair                                    1-Credenza with Hutch
1-Telephone (JEM)                               2-Black Guest Chairs
2-Computers                                     1-Executive Leather Chair
                                                1-Computer
                                                1-Round Guest Table
                                                3-Black Guest Chairs
                                                1-2 Drawer Lateral File (Black)
                                                1-2 Drawer Later File
                                                3-Plants
                                                1-Printer
                                                1-Telephone (Paragon)
                                                1-Tall Standing Lamp
                                                1-Laptop

                                 EXHIBIT A
                                TO BILL OF SALE


            River Place Point IV, Suite 201, 6500 River Place Blvd.

Note: to the extent there is any overlap between items in this inventory, only one such item will be included in the inventory (e.g., Mike Cochran's office shows a computer below, but is also listed in the inventory of computers)


Office Across From Scott Bell                   Micah Trexler's Office

1-Desk                                          1-Desk
1-Credenza                                      1-Credenza
1-Black Guest Chair                             1-Bookshelf
1-Bookshelf                                     1-Dry Erase Board
1-TX Wall Map                                   1-Computer
1-Maroon Chair                                  1-Telephone (TCG)
1-Telephone (TCG)                               1-Maroon Chair
                                                2-Black Guest Chairs


Scott Bell Hallway                              John Pesce's Conference Room

2 Prints                                        1-TV with Stand
                                                1-Board Room Table
                                                9-Black Leather Chairs
                                                1-Mini Fridge
                                                1-Red Leather Executive Chair
                                                1 Plant


John Pesce's Office                             Mike Cochran's Office

1-Desk                                          1-Desk
1-Black Leather Chair From Conf. Room           1-Credenza With Hutch
2-Blue Leather Guest Chairs                     1-Computer
1-Plasma Flat Screen                            1-2 Drawer Later File
1-Telephone (TCG)                               1-Round Guest Table
1-Plant                                         2-Blue Leather Guest Chairs
                                                1-Executive Leather Chair
                                                1-Telephone (TCG)


Teri Hoyt Hallway                               Front Reception Area

2-Prints                                        1-Red Leather Chair
                                                1-Sofa Couch
                                                7-Plants
                                                1-Bookshelf
                                                1-Desk
                                                1-Computer
                                                1-Phone (TCG)
                                                1-Black Chair
                                                1-Printer
                                                5-Wall Prints


Copier Room                                     Training Room

1-Copy Machine                                  5 Small Training Tables
1-Dry Erase Board                               3 Gray Chairs
                                                1-2 Drw Vert. File

                                 EXHIBIT A
                                TO BILL OF SALE


            River Place Point IV, Suite 201, 6500 River Place Blvd.

Note: to the extent there is any overlap between items in this inventory, only one such item will be included in the inventory (e.g., Mike Cochran's office shows a computer below, but is also listed in the inventory of computers)


Kitchen                                         David Allen's Office

4-Chairs                                        2-Black Guest Chairs
1-Fridge                                        1-Desk
1-Microwave                                     1-Credenza
1-Water Machine                                 1-Maroon Chair
1-Clock                                         1-Bookshelf
1-Bulletin Board                                2-Telephones/TCG/JEM
3-Pictures                                      1-Monitor
                                                1-TV (DA owns)
                                                1-Printer (DA owns)


Teri Hoyt's Office                              TCG Cube 1

1-Desk                                          1-Maroon Chair
1-Credenza with Hutch                           1-2 Drw. Vert. File
1-Maroon Chair                                  1-Telephone
2-Black Guest Chairs                            1-Postage Machine
1-End Table (TH owns)                           1-Large Cube
1-2 Drw Black Lat File
2-4 Drw Vert File
1-Bookshelf
1-Standing Lamp (TH)
1-Standing Fan (TH)
1-Printer
1-Telephone (TCG)


TCG Cube 2                                      TCG Cube 3

1-Black Metal Book Shelf                        1-Computer
1-Maroon Chair                                  1-Scanner
1-File/Info Bin                                 1-Phone
1-Computer                                      1-Printer
1-Drw Vert File                                 1-Drw Vert. File
1-Large Cube                                    1-Black Chair
                                                1-Wicker Chair
                                                1-Large Cube


TCG Cube 4                                      Formerly Pat Tedrow's Conf Room

1-Maroon Chair                                  8-Leather Chairs
1-Monitor                                       1-Maroon Chair
1-Copier                                        1-Easel
1-Binding Machine                               1-Conference Table
3-Phones                                        1-TCG Phone
1-Scanner
1-Large Cube

                                 EXHIBIT A
                                TO BILL OF SALE


            River Place Point IV, Suite 201, 6500 River Place Blvd.

Note: to the extent there is any overlap between items in this inventory, only one such item will be included in the inventory (e.g., Mike Cochran's office shows a computer below, but is also listed in the inventory of computers)


Front Conference Room                           Hallway to Pat Tedrow's Office

4-Maroon Chairs                                 3-Prints
4-Red Leather Chairs
1-Painting
1-Plant


Call Center                                     Phone Room

5-JEM Computers                                 2-Servers
2 Paragon Computers                             3-Phone Systems
10 Paragon Phones                               3-Network Switches
3 JEM Phones                                    2-Dell Power Connect #3248
10 Big Cubes                                    1 Dell Power Connect #5224
12 Little Cubes                                 3 Levitron 48 Part Extreme 6
1 Black Chair                                     Universal Patch Panel
3 Little Black Chairs                           5 Levitron 5e Extreme Universal
9 Red Chairs                                      48 Part Patch Panel
7 Gray Chairs


Items Taken Out Of Office

Wireless Router
TCG's Original Server


TCG and Paragon Computer Equipment

Equipment                       Make               Model

Copier                          Xerox              5328
Docking Station                 Toshiba            PA3082U2PRP
Fax                             Brother            Intellifax 2800
Fax                             Xerox              Work Centre 385
Keyboard                        Laboratory         HK 900-1
Keyboard                        HP                 5181
Keyboard                        Dell               RT7020
Keyboard                        Dell               Quiet Key
Keyboard                        Dell               Optiplex GN270-Accompanying
Keyboard                        Dell               Optiplex GX270-Accompanying
Keyboard                        Logitech           CE0682
Laptop                          Toshiba            Satellite Pro 6100
Laptop                          Satellite          1110-5153
Laptop                          Toshiba            Satellite L35S125
Laptop                          HP                 PavilionN5270
Laptop currently used by Mike Cochran

                                 EXHIBIT A
                                TO BILL OF SALE


            River Place Point IV, Suite 201, 6500 River Place Blvd.

Note: to the extent there is any overlap between items in this inventory, only one such item will be included in the inventory (e.g., Mike Cochran's office shows a computer below, but is also listed in the inventory of computers)


Laptop currently used by Jamie Barraza
Laptop currently used by Lisa Tritz
Laptop currently used by Scott Bell
Laptop currently used by Wayne Desselle
Laptop currently used by John Pesce



Equipment                       Make               Model

Monitor                         Elements           723B
Monitor                         HP                 Pavilion MX50
Monitor                         Dell               1B00FP
Monitor                         Compaq             1024
Monitor                         HP                 Pavilion
Monitor                         Dell               Optiplex GN270-Accompanying
Monitor                         Dell               Opitiplex GX270-Accompanying
Monitor                         ADC                5VLR
Monitor                         HP                 Pavilion MX50
Mouse                           Laboratory         P918M
Mouse                           Generic            Generic
Mouse                           Dell
Mouse                           Belkin             Wheel Mouse
Mouse                           Dell               Optiplex GN270-Accompanying
Mouse                           Dell               Optiplex GX270-Accompanying
Mouse                           Logitech           CE0682
Printer                         Compaq             IJ650
Printer                         HP                 Laserjet 4
Printer                         HP                 Deskjet 960c
Printer                         HP                 Deskjet 6127
Printer                         HP                 4600DN
Scanner                         HP                 C8500A
Scanner                         Visioneer          Onetouch 8650
Switch                          Dell               Power Connect 3248
Switch                          Dell               Power Connect 3248
Switch                          Dell               Power Connect 5224
Tower                           Laboratory         Custom Built
Tower                           HP                 Pavilion XG836
Tower                           Dell               Optiplex GN270
Tower                           Compaq             Deskpro XL5100
Tower                           HP                 Pavilion
Tower                           Dell               Optiplex GN270
Tower                           Dell               Optiplex GX270
Phone System                    Sprint             Protege CTX KSU 431700
Phone System                    ATT                Partner 103F

                                 EXHIBIT A
                                TO BILL OF SALE


            River Place Point IV, Suite 201, 6500 River Place Blvd.

Note: to the extent there is any overlap between items in this inventory, only one such item will be included in the inventory (e.g., Mike Cochran's office shows a computer below, but is also listed in the inventory of computers)


JEM COMPUTER EQUIPMENT

                                                                                          Post          Post
                                                                                          Move          Move
Equipment       Make            Model                   Serial No.                      Location        User

Fax
Fax
Keyboard        Dell            RT7D20                TH-04N454-35E-6452                Austin          Rylee Wegmann
Keyboard        Hp              KB-9970               2C05106935B                       Austin
Keyboard        Dell            RT7D20                TH-04N454-37171-358-A838          Austin
Keyboard        HP              5181                  BD11708898                        Austin
Keyboard        Dell            SK-8110               CN-07N242-38842-2C3-OU88          Houston         Chris Duke
Keyboard        Dell            SK-8110               CN-07N242-38842-2C1-2F39          Houston         Bryan Smith
Keyboard        Compaq          KB-0133               CF32704669                        Austin
Keyboard                                                                                                Sharon Schweihs
Keyboard
Keyboard        HP              5302                  N02702114                         Houston
Keyboard        HP              E06333KUS221-C        N/A                               Austin
Monitor         View Sonic      VLCDS22034-1B         A0A014900260                      Austin          Rylee Wegmann
Monitor         Impression      Impression 7SP        D991007945                        Austin
Monitor         Radius          Radius L-1            592033536                         Austin
Monitor         View Sonic      A70-VCDTS21543-3R     CZ01701979                        Austin
Monitor         US LOGIC        V-1710                171003042116.00                   Houston         Chris Duke
Monitor         Envision        EN-1700s              T7KF25AG03176                     Houston         Bryan Smith
Monitor         View Sonic      VCDTS21543-3R         CZ03501360                        Austin
Monitor                                                                                                 Sharon Schweihs
Monitor
Monitor         View Sonic      VCDTS21654-2R         216004703032                      Houston
Monitor         View Sonic      VCDTS21543-3R         CZ03501356                        Austin
Mouse           Dell            M-UVDEL1              LNB33154721                       Austin          Rylee Wegmann
Mouse           HP              M-S34                 LZB11670536                       Austin
Mouse           Dell            M-UVDEL1              LNA33518926                       Austin
Mouse           Logitech        830386-0000           LZC03804267                       Austin
Mouse           HP              M-UR69                LNA15223477                       Houston         Chris Duke
Mouse           HP              P8131-0               K024105108                        Houston         Bryan Smith

                                 EXHIBIT A
                                TO BILL OF SALE


            River Place Point IV, Suite 201, 6500 River Place Blvd.

Note: to the extent there is any overlap between items in this inventory, only one such item will be included in the inventory (e.g., Mike Cochran's office shows a computer below, but is also listed in the inventory of computers)


                                                                                          Post          Post
                                                                                          Move          Move
Equipment       Make            Model                   Serial No.                      Location        User

Mouse           HP              N3+Optical              30831348                        Austin
Mouse                                                                                                   Sharon Schweihs
Mouse
Mouse           HP              P8131                   4304453                         Houston
Mouse           HP              M-S34                   LZE00250021                     Austin
Phone System    Lucent          Partner 103H
Postage Meter   Pitney Bowes    DM200                   PB3519832                       Austin          Public
Postage Scale                                                                           Austin          Public
Printer         HP              Laster Jet 4050 C4251A  USBB040327                      Houston         Paragon Benefits
Printer         HP              Laster Jet4050TNC4254A  USCF045742                      Austin          Public
Printer         HP              8100                                                    Austin          Public
Printer         HP
                                                                                                        Chris Duke, Bryan
Router/Modem    Netopia         Caymon 3500 Series      881228                          Houston         Smith
Scanner         HP              Scanjet ADF             3882H151                        Houston         Chris Duke
Speakers        Polk Audio                                                              Houston         Chris Duke
                                                                                                        Chris Duke, Bryan
                                                                                                        Smith


Switch                                                                                  Houston         Smith
Switch          D-Link          DSS 24                  HIL297000138
Tower           Dell            DHM                     6JCXG31                         Austin          Ryee Wegmann
Tower           HP              e-pc 42                 US2200613                       Austin
Tower           Dell            DHM                     FJCXG31                         Houston         Bryan Smith
Tower           HP              Pavilion 7915           MX139A4841                      Austin
Tower           HP              Pavilion A250N          MXK3200VZN                      Houston         Chris Duke
Tower           Compaq          Presario S5200NX        MXK33710MM                      Austin
Tower           HP              Pavilion 7850           MX10204198                      Austin
Tower                                                                                                   Sharon Schweihs
Tower
Tower           HP              Pavilion 763n           MX25100717                      Houston
Tower           HP              LC2000 P1798A           US03641712                      Austin
UPC             APC             Backup XS 1500          JB0250012376
UPC             Omnismart                               850PNP

                                 EXHIBIT A
                                TO BILL OF SALE


            River Place Point IV, Suite 201, 6500 River Place Blvd.

Note: to the extent there is any overlap between items in this inventory, only one such item will be included in the inventory (e.g., Mike Cochran's office shows a computer below, but is also listed in the inventory of computers)


Other
All software on any of the computers of any of the companies will be transferred
to  the  Buyers  (other  than  Microsoft   Windows  XP,   Microsoft  Office  XP,
Papervision, McAfee Antivirus and Quickbooks Premier Network Edition)

All application software of any kind purchased or developed by the companies prior to June 1, 2003 or after June 1, 2003 will be part of the sale of the companies to the Buyers. Upon completion of the sale of the companies to the Buyer, the Seller will promptly (within 3 business days) provide all passwords, boxes, receipts or other knowledge or items needed to Buyer so that they will be enabled to take complete and total control of all computer equipment and software in this inventory.

Any furniture or equipment of any kind at the JEM office at 1022 Hercules, Houston, TX 77058 not listed above shall become the property of the Buyers upon the sale of the companies.

Any furniture or equipment of any kind at the Paragon office at 16815 Royal Crest Dr., Houston, TX 77058 not listed above shall become the property of the Buyers upon the sale of the companies.

All files or other material removed from the JEM office in Houston and moved to any location owned or used by FIC.

                                   EXHIBIT B
                            STOCK PURCHASE AGREEMENT

            River Place Point IV, Suite 201, 6500 River Place Blvd.


Teresa Bly's Office     Side Reception Area     Formerly Pat Tedrow's Office

1-Sofa Table            1-Typewriter            1-Desk
                                                1-Round Guest Table
                                                4-Leather Chairs
                                                1-Leather Couch
                                                1-Computer
                                                3-Monitors
                                                1-Exec. Leather Chair


Phone Room

3-Racks




TCG and Paragon Computer Equipment

Equipment               Make                    Model

Patch Panel             Leviton                 Cat 6 eXtreme Universal 48 port
Patch Panel             Leviton                 Cat 6 eXtreme Universal 48 port
Patch Panel             Leviton                 Cat 6 eXtreme Universal 48 port
Patch Panel             Leviton                 Cat 5e Gigamax Universal 48 port
Patch Panel             Leviton                 Cat 5e Gigamax Universal 48 port
Patch Panel             Leviton                 Cat 5e Gigamax Universal 48 port
Patch Panel             Leviton                 Cat 5e Gigamax Universal 48 port
Patch Panel             Leviton                 Cat 5e Gigamax Universal 48 port

                                    EXHIBIT B
                                   Financials

                                JEM BALANCE SHEET
                             AS OF NOVEMBER 30, 2003

        ASSETS

Cash                                    Note 1                     50,161
Accounts Receivable                     Note 2                    157,704
                                                                  ________
                                                                  207,865

Property & Equipment
   Equipment                            Note 3                     78,546
   Furniture & Fixtures                 Note 3                      1,732
   Software                             Note 3                    373,257
     Less:  Accum Deprec                Note 3                    (49,773)
                                                                 ________
                                                                  403,762

Other Assets
   Security Deposit                     Note 4                      1,746
   Receivable from FICFS                Note 5                     76,837
                                                                  _______
                                                                   78,583

TOTAL ASSETS                                                      690,211



        LIABILITIES

Current Liabilities
   Accounts Payable                     Note 6                    126,552
   Tax Liabilities                      Note 4                      9,497
   FIT Liabilities                                                (67,462)
   Intercompany Payable - ILINA                                   401,573
   Intercompany Payable - FICFS                                    12,494
                                                                 ________
                                                                  482,654

Long-term Liabilities
   Note Payable                         Note 7                     76,837
                                                                        0
                                                                 ________

        TOTAL LIABILITIES                                         559,491

        STOCKHOLDERS EQUITY

        Capital Stock                   Note 4                    152,549
        Retained Earnings               Note 4                    103,455
        Net Income (Loss)                                        (125,285)
                                                                _________
                                                                  130,719

                                                                _________
        TOTAL LIAB & STOCKHOLDERS EQUITY                          690,211


Note 1:         See spreadsheet "JEM-BANK-RECS-11-30-03".

Note 2: See spreadsheet "JEM-outstanding receivables-113003". Billings for September - November are estimated at 37,306 per month (average of June - August).

Note 3:         See spreadsheet "JEM-Fixed-Asset-Detail-113003".

Note 4:         Number from acquisition Balance Sheet.

Note 5: Equal to Prosperity Bank note since FICFS must retire the debt as part of the JEM purchase.

Note 6:         See spreadsheet "JEM-accounts payable - 113003".

Note 7:         Amount per Mark Humphrey at Prosperity Bank.

                                   EXHIBIT B
                              JEM INCOME STATEMENT
                    FOR THE PERIOD ENDING NOVEMBER 30, 2003


Revenues                                Note 1                    221,217

General Expenses                                                  413,964

Net Income before Federal                                       _________
 Income Taxes                                                    (192,747)

Federal Income Tax Expense                                        (67,462)

                                                                _________
Net Income (Loss)                                                (125,285)


Note 1: Billings for September - November are estimated at 37,306 per month or 111,918.

                                   EXHIBIT B
                             PARAGON BALANCE SHEET
                            AS OF NOVEMBER 30, 2003


        ASSETS

Current Assets
   Cash                                 Note 1                    151,810
   Accounts Receivable                  Note 2                      9,496
                                                                  ________
                                                                  161,306

Property & Equipment
   Equipment                            Note 3                      7,524
   Furniture & Fixtures                 Note 3                      7,159
   Software                             Note 3                          0
     Less:  Accum Deprec                Note 3                       (793)
                                                                 ________
                                                                   13,891

Other Assets
   Other Assets                         Note 2                        903
                                                                  _______
                                                                      903

TOTAL ASSETS                                                      176,099



        LILABILITIES

Current Liabilities
   Accounts Payable                     Note 4                    155,530
   Commission Advances                  Note 5                    207,155
   FIT Liabilities                                                (81,601)
   Intercompany Payable - ILINA                                   147,941
                                                                 ________
                                                                  429,024

Long-term Liabilities                                                   0
                                                                 ________
                                                                        0
                                                                 ________

        TOTAL LIABILITIES                                         429,024

STOCKHOLDERS EQUITY

Capital Stock                           Note 2                      2,000
Retained Earnings                       Note 2                   (103,379)
Net Income (Loss)                                                (151,546)
                                                                 _________
                                                                 (252,925)

TOTAL LIAB & STOCKHOLDERS EQUITY                                  176,099


Note 1:         See spreadsheet "PARAGON-BANK-RECS-11-30-03".

Note 2:         Number from acquisition Balance Sheet

Note 3:         See spreadsheet "Paragon-Fixed-Asset-Detail-113003".

Note 4:         See spreadsheet "PARAGON-accounts payable - 113003".

Note 5:         Per Valerie Yakelashek of Industrial Alliance Pacific Insurance
                (IAP).

                                   EXHIBIT B
                              PARAGON INCOME STATEMENT
                    FOR THE PERIOD ENDING NOVEMBER 30, 2003


Revenues                                Note 1                    445,230

General Expenses                        Note 2                    678,377

Net Income before Federal                                       _________
 Income Taxes                                                    (233,147)

Federal Income Tax Expense                                        (81,601)

                                                                _________
Net Income (Loss)                                                (151,546


Note 1: An adjustment was made to establish an advance commission liability of 207,155 as of November 30. The liability as of the acquisition date was 31,331. Therefore, the net effect was a reduction in revenues of 175,824.

Note 2: Includes 24,375 for building 4 rent (September - November); an accrual of 44,523 for expense to TCG; and an accrual of 58,432 for expense to JEM.

                                   EXHIBIT B
                                TCG BALANCE SHEET
                            AS OF NOVEMBER 30, 2003


        ASSETS

Current Assets
Cash                                    Note 1                     52,191
Accounts Receivable                     Note 2                     68,516
                                                                  ________
                                                                  120,707

Property & Equipment
   Fixed Assets - General               Note 3                     15,984
   Equipment                            Note 3                     40,739
   Furniture & Fixtures                 Note 3                     10,607
   Software                             Note 3                     11,123
     Less:  Accum Deprec                Note 3                    (42,879)
                                                                 ________
                                                                   35,574

Other Assets
   Intercompany Paragon                 Note 4                     59,601
   Security Deposit                     Note 5                      7,215
   Other Assets                         Note 5                      4,255
   Prepaid Rent                         Note 5                     14,430
   Prepaid Expense                      Note 6                     14,656
                                                                   ______
                                                                  100,157

TOTAL ASSETS                                                      256,438


        LILABILITIES

Current Liabilities
   Accounts Payable                     Note 7                     81,582
   Deferred Revenue                     Note 8                    111,430
   Deferred Rent                        Note 9                     24,375
   FIT Liability                                                 (117,866)
   Intercompany Payable - ILINA                                   305,745
   Intercompany Payable - FICFS                                    67,108
                                                                 ________
                                                                  472,375

Long-term Liabilities                                                   0
                                                                 ________
                                                                        0
                                                                 ________

        TOTAL LIABILITIES                                         472,375

STOCKHOLDERS EQUITY

Capital Stock                           Note 5                    881,260
Retained Earnings                       Note 5                   (878,304)
Net Income (Loss)                                                (218,893)
                                                                 _________
                                                                 (215,937)

TOTAL LIAB & STOCKHOLDERS EQUITY                                  256,438


Note 1:         See spreadsheet "TCG-BANK-RECS-11-30-03".

Note 2:         See spreadsheet "TCG-outstanding receivables-113003".

Note 3:         See spreadsheet "TCG-Fixed-Asset-Detail-113003".

Note 4:         10% of Paragon revenue (44,523) plus rent (15,078).

Note 5:         Number from acquisition Balance Sheet.

Note 6: 457 promotional material - 21 months to be expensed (698 per month).

Note 7:         See spreadsheet "TCG-accounts payable - 113003".

Note 8:         See spreadsheet "TCG-CONSULTING-CONTRACTS-REV-BY-MONTH-113003".

Note 9:         September - November rent in bulding 4 at 8,125 per month.

                                  EXHIBIT B
                              TCG INCOME STATEMENT
                    FOR THE PERIOD ENDING NOVEMBER 30, 2003


Revenues                                Note 1                    293,839

General Expenses                        Note 2                    630,598

Net Income before Federal                                       _________
 Income Taxes                                                    (336,759)

Federal Income Tax Expense                                       (117,866)

                                                                _________
Net Income (Loss)                                                (218,893

Note 1: Includes 10% of Paragon revenue (44,523). Consulting contract revenue is recognized as it is earned; as of November 30, 111,430 of contract revenue has been deferred.

Note 2: Includes 24,375 for building 4 rent (September - November); and an accrual of 50,000 for legal expenses to Arty Howard.

                                    EXHIBIT C

                               JNT Transition Plan

Item                    Description                                   Status

457 Overdeposits        Error made in crediting deduction             Will be
                        twice; based on this credit, claims           Completed
                        were overpaid; Letter sent from JEM
                        threatening Legal Action Decision
                        made to eat difference of approx $3500
                        and apology letter to be sent

DCA Audit and           Identified that MBI does not reflect          Open
Claim Checks            individual payroll deductions for some        Target
                        participants so claims checks are on          Completion
                        hold on system; audit is in progress          12/24/03
                        to correct MBI and determine claims
                        checks to be generated.  Priority due
                        to reimburse as deduction received


FLEX Spending           Related to DCA Audit but for Flex             Open
Audit                   Spending Accounts.  May be the same           Target
                        problem but less exposure since               Completion
                        participants are paid in advance              12/31/03
                        of deduction being credited

MBI-All Claims          Claims paid through MBI for Flex              Target
Audit                   Cards have not been properly audited          Completion
                        since September.  Audit needs to be           1/31/04
                        completed to find any improper or
                        questionable claims, contact partic-
                        ipants for receipts if needed, make
                        any corrections, and do appropriate
                        1099 forms

Invoices for JEM        All payments since September to JEM           Target
Services Included       need to be audited to determine if funds      Completion
With Prayroll           deposited in 125 claims account or 403(b)     1/31/04
Deductions              or 457 accounts included payments for
                        JEM services in addition to payroll
                        deductions.  These payments need to be
                        accounted for in JEM's statements

Invoices for JEM        All JEM fee schedules need to be              Target
Services Directly       compared to invoices sent to clients          Completion
Billed                  (it does not appear that any have been        1/31/04
                        done since August and if clients have
                        not been billed, invoices need to be
                        sent and followed up on by phone.
                        QuickBooks files on JEM server as well
                        as the Invoice Files (Roberta has these) can be used to do this.

Movement of JEM, 457    FIC IT personnel will facilitate access       Target
and 125 Solution        to the existing websites by the new           Completion
Websites                ASP for the New Era Companies and other-      1/31/04
                        wise support transfer of these websites
                        by the new ASP to its own hosting
                        environment.

Balancing of 125        No reconciliation of 125 bank accounts        Target
accounts                to the MBI system have been done since        Completion
                        September, per Roberta.  This needs to        1/31/04
                        be completed and any amounts owed to
                        schools or vice versa needs to be handled.

Control of JEM Bank     FIC personnel will facilitate the transfer    Target
Accounts                of control of JNT bank accounts to JNT-       Completion
                        designated manager immediately following      1/9/04
                        Closing.

125 Statements to       It does not appear that any accounting        Target
Clients                 of 125 accounts and activity has been         Completion
                        provided to clients since September.          1/31/04
                        These need to be produced and sent out
                        with explanations

FIC Transition          FIC, at its expense, will commit to JNT
Personnel               Robert Mitchell, as well as up to 3 of
                        the current FIC employees assigned to JNT
                        (other than Kala Heide), as agreed to by Buyer, during January 2004 for the sole purpose of completing the items set forth on this JNT Transition Plan. It is the reasonable expectation of the parties as of December 31, 2003 that completing the items set forth on this JNT Transition Plan will require Roberta Mitchell to commit a maximum of 80% of her time during the first week of January, a maximum of 60% of her time during the second week of January, 40% of her time during the third week of January and 20% of her time during the fourth week of January.
                        Notwithstanding the foregoing, FIC will not be obligated to commit Roberta Mitchell, or any other designee of FIC, to JNT any more than is necessary to complete the items set forth on this JNT Transition Plan. FIC is not obligated to make any further staffing commitment than as is set forth herein.


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